UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 18, 2003

                       Broadleaf Capital Partners, Inc.
              (Exact name of Registrant as specified in charter)


              		Nevada           	814-00175         87-0490034
             (State or other jurisdiction     (Commission       (I.R.S. Employer
              of incorporation)               File Number)	Identification)

          5440 W. Sahara Ave., Suite 202, Las Vegas, Nevada    89146
             (Address of principal executive offices)      (Zip Code)

     Registrant's telephone number, including area code:   (702) 736-1560

          7341 W. Charleston Blvd., Suite 140, Las Vegas, Nevada 89117 (Former name or former address, if changed since last report)



ITEM 5. OTHER ITEMS

a.) CHANGE OF ADDRESS

The new address for the Company is 5440 W. Sahara Ave., Suite 202, Las Vegas, Nevada, 89146.

b.) THIRD QUARTER 10-QSB FILING

Broadleaf Capital Partners Inc. is in the final stages of completing the required quarterly filing on Form 10Q-SB. Due to unforeseen circumstances, the completion and filing of the document has been inadvertently delayed. This filing is currently being finalized and will be submitted to the Securities and Exchange Commission within the next few days. Should you have any questions or concerns about this matter, feel free to contact the Company's corporate office at the address and / or number listed above.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 18, 2003

                              Broadleaf Capital Partners, Inc.


                              By:
                              /s/ Robert A. Braner
                              -------------------------------------
                              Robert A. Braner, CEO